UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2024, Applied Materials, Inc. (“Applied” or the “Company”) appointed Adam Sanders as the Company’s Appointed Vice President, Corporate Controller and Chief Accounting Officer (“Chief Accounting Officer”), effective March 4, 2024 (the “Effective Date”). Mr. Sanders will serve as the Company’s principal accounting officer, effective as of the Effective Date, succeeding Charles Read, who has served as the Company’s interim principal accounting officer since December 2023.

Mr. Sanders, age 52, is currently a Semiconductor Segment Group CFO of the Company, a position he has held since June 2023. Prior to that role, Mr. Sanders served as the Company’s Global Accounting Controller from 2016 to June 2023. Mr. Sanders previously served in various Finance roles of increasing responsibility since joining Applied in 1999, including as Finance Controller for the Europe, Middle East and Africa region.

In connection with Mr. Sanders’ appointment as Chief Accounting Officer, he will receive an annual base salary of $340,000 and will be eligible to earn a target bonus for fiscal year 2024 of 50% of his base salary. Mr. Sanders will be granted a long-term incentive award of restricted stock units with a value of $400,000 as of the grant date. The award shall be scheduled to vest as to 25% of the award on April 1, 2025 and as to 6.25% of the award on each July 1, October 1, January 1, and April 1 over the remaining vesting period, subject to Mr. Sanders’ continued employment with the Company through each applicable vesting date. The number of restricted stock units underlying the award shall be determined by dividing the stated value of the award by the closing price of the Company’s common stock on the Effective Date.

Mr. Sanders will be eligible to participate in employee benefit plans and arrangements generally available to the Company’s U.S. employees and similarly-situated executives of the Company.

There are no arrangements or understandings between Mr. Sanders and any other persons pursuant to which he was appointed as Chief Accounting Officer. There are no family relationships between Mr. Sanders and any director or executive officer of the Company. Mr. Sanders has not engaged in any related person transaction (as defined in Item 404(a) of Regulation S-K) with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: February 29, 2024

	By:	/s/ Teri A. Little
Teri A. Little
Senior Vice President, Chief Legal Officer and Corporate Secretary